SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                          SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c) of
                    the Securities Exchange Act of 1934


Filed by the Registrant                             [X]
Filed by a Party other than the Registrant          [ ]

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement
[ ]  Definitive Additional Materials


                                  OCTuS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter


               ------------------------------------------------
               (Name of Person(s) Filing Information Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
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
                                  OCTuS, INC.

                              13161 Sundance Ave.
                              San Diego, CA 92129
                                 858-922-1219



                                  OCTuS, INC.

                          NOTICE OF ANNUAL MEETING OF
                       SHAREHOLDERS AND PROXY STATEMENT


TO THE SHAREHOLDERS OF OCTuS, INC.:

     Notice is hereby given that the Annual Meeting of the Shareholders of OCTuS, INC. (the "Company" or "OCTuS"), will be held in the Challenger Board Room of the Four Points Sheraton Inn, 8110 Aero Drive, San Diego, California 92123 on Saturday, November_______, 2001 at 10:00 a.m. for the following purposes:

     1. To elect directors for the ensuing year to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The present Board of Directors of the Company has nominated and recommends for election the following three persons:

          John C. Belden
          Robert A. Freeman
          Bradley W. Nemeth

     2. To approve an amendment to the Articles of Incorporation effecting a one for twenty (1:20) reverse stock split of the Common Stock and the Preferred C Stock

     3.   To approve the Company's audit firm Stark Winter Schenkein & Co, LLP

     4. To change the state of the Company's incorporation and domicile from California to Nevada.

     5. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 16, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of OCTuS, Inc., 13161 Sundance Ave, San Diego, CA 92129

     Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     All shareholders are cordially invited to attend the meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Robert A. Freeman
                                       Secretary


_________________2001
San Diego, California

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
                                  OCTuS, INC.
                    13161 Sundance Ave. San Diego, CA 92129


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                               November __, 2001


     The Board of Directors of OCTuS, Inc., a California corporation
(the "Company" or "OCTuS") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on November __, 2001 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about October __, 2001. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR (i) the election of the Board's nominees for directors and (ii) the approval of an amendment to the Company's Restated Articles of Incorporation to reverse split the issued and outstanding shares of Common Stock on a 1:20 basis, reducing the outstanding shares of Common Stock from 7,223,390 to 361,170, but not affecting the par value or total authorized shares of Common Stock; (iii) the change of the Company's state of incorporation and domicile from California to Nevada; and as to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders. Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

     A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

      The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company.
The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

     The Company's mailing address is 13161 Sundance Ave. San Diego, CA 92129.

VOTING

     Shareholders of record at the close of business onOctober 16, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of that date the following shares of stock of the Company were issued and outstanding: (i) 7,223,390 shares of common stock, no par value of the Company ("Common Stock"); and (ii) 250,000 shares of Series C Preferred Stock of the Company ("Preferred Stock"), representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote; each share of Preferred Stock is entitled to ten votes. The Common Stock and Preferred Stock are sometimes referred to herein collectively as the "Voting Stock."

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Voting Stock as of October 16, 2001,
by (i) each of the Company's named executive officers and directors;
(ii) the Company's named executive officers and directors as a group; and
(iii) shareholders known by the Company to beneficially own more than 5% of any class of the Company's voting securities. For purposes of this Proxy Statement, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Unless otherwise indicated, the business address for each of the individuals or entities listed below is
c/o OCTuS, Inc., 13161 Sundance Ave., San Diego, CA  92129

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

                                              NUMBER
                               NUMBER      OF SERIES C
                              OF COMMON     PREFERRED
                               SHARES         SHARES
                            BENEFICIALLY   BENEFICIALLY        PERCENT
            NAME                OWNED          OWNED           OF CLASS
--------------------------  -------------  ------------  -------------------
OFFICERS AND DIRECTORS

  Ronald A. Newcomb(1)(2)        193,000                   0.8% of Common Stock
  Chairman; Director                                       0.5% of Voting Stock

  John C. Belden(1)              389,799                   4.3% of Common Stock
  President & CEO, Director                                2.7% of Voting Stock

  Robert A. Freeman(1)(3)         25,000                   0.6% of Common Stock
  Secretary, Director                                      0.4% of Voting Stock
                                                           0.6% of Common Stock


Grupo Dynastia S. A.(3)        3,000,000       250,000    44.6% of Common Stock
                                                        100% of Preferred Stock
                                                          56.6% of Voting Stock

Rubicon Petroleum Corp.(4)       351,655                   7.8% of Common Stock
                                                           5.0% of Voting Stock


EXECUTIVE OFFICERS AND
DIRECTORS AS A GROUP                                       8.4% of Common Stock
  (6 persons)(1)                 607,799                   5.4% of Voting Stock

__________

(1) Includes the following shares issuable upon exercise of stock options which are exercisable within 60 days fromApril 15,, 2001: Mr. Belden, 389,799; Mr. Freeman, 25,000; Mr. Newcomb, 25,000(1) (1)Mr. Freeman's
     address is. 525 Seabright Lane, Solana Beach, CA 92075

(2)  Mr. Newcomb is not being nominated for re-election.

(3) Formerly owned by Advanced Technologies International, Ltd. ("ATI") and reported in a Schedule 13D filed on July 12, 1996 by ATI. Taken over by Smith Technologies International, Ltd. their address is 9265 Dowdy Drive, Suite 107, San Diego, CA 92126. Warrants to purchase 3,000,000 shares of Common Stock at prices ranging from $.43 to $.75 per share. Taken over by Grupo Dynastia S. A., on September 27, 2000. The address of Grupo Dynastia
     S. A.is Apartado Postal 55-0295, Patilla Panama City, Republic de Panama.

(4) The address of Rubicon Petroleum Of Texas Inc. listed in the 13d filing made November 20, 1998 is 6 Pine Rd, Colorado Springs CO 80906. According to the 13d, this entity owns 228,000 shares of common stock


CHANGE IN CONTROL

In June 1996, the Company sold to Advanced Technologies International, Ltd. ("ATI") 250,000 shares of Series C Preferred Stock for $150,000 and issued to ATI warrants to purchase up to an additional 3,000,000 shares of the Company's Common Stock at an initial exercise price of $0.43 per share.

During 1996, 1997 and 1998, an affiliate of the Company's Series C Preferred Shareholder advanced a total of $426,511 to the Company for working capital purposes. The advances were converted to a promissory note and bear interest at 10% and are due and payable, with accrued interest, upon the Company receiving sufficient funds from the exercise of the common stock warrants held by the Series C Preferred Stock holder. Smith Technology Development, LLC during 1999 through a bankruptcy purchase agreement, acquired the note.
Smith Technology Development, LLC advanced an additional $500 to the Company during 1999. The Company accrued interest on the note of $42,813 and $42,668 during 2000 and 1999, respectively.

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

During 1999, Smith Technology Development, LLC, a California Limited Liability Company, acquired all of the Series C Preferred Stock, 3,000,000 warrants and the promissory note through a bankruptcy purchase agreement

On September 27, 2000, Smith Technology Development, LLC transferred the promissory note, the 250,000 Series C Preferred shares and 3,000,000 warrants to purchase common stock to Grupo Dynastia S. A. While voting power was disbursed among the Company's shareholders prior to the Grupo Dynastia S. A. transaction, Grupo Dynastia S. A. exercised the warrants at a strike price of two ($.02) cents per share and now controls 56.6% of the voting power of the Company's Voting Stock. The promissory note held by Grupo Dynastia S. A. including interest, totaled $ 570,052 as of December 31, 2000. During 2000, Grupo Dynastia S. A. advanced the Company $ 32,168.


                                  PROPOSAL 1

                             ELECTION OF DIRECTORS


     The Board of Directors of the Company has nominated and recommends for election as directors the three persons named below, two of which are currently serving as directors of the Company. The enclosed Proxy will be voted in favor of the persons nominated unless otherwise indicated. If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the present Board of Directors to vote for a substitute or substitutes to be designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

     In voting for the election of directors of the Company under California General Corporation Law, if, prior to the commencement of voting, any shareholder has given notice of his intention to cumulate his votes at the meeting, then all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. If no such notice is given, there will be no cumulative voting. In the absence of cumulative voting, each shareholder may cast one vote for each share held by him multiplied by the number of directors to be elected, but may not cast more votes than the number of shares owned for any candidate and therefore a simple majority of the shares represented and voting will elect all of the directors. Under either form of voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

     In the event of cumulative voting, the Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of directors. The Proxy may not be voted for more than six persons.

INFORMATION REGARDING NOMINEES

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees for Director:

                                                                 DIRECTOR
       NAME              PRESENT POSITION WITH THE COMPANY        SINCE     AGE
------------------   -----------------------------------------   --------   ---
John C. Belden       President and Chief Executive Officer;        1989      71
                     Chief Financial Officer; Director

Robert A. Freeman    Director; Assistant Secretary                 1983      60

Bradley W. Nemeth    Director Nominee

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

     Mr. Belden has served as a director of the Company since October 1989, as its President and Chief Executive Officer from March 1990 to November 1994, and as its Chairman from November 1994 to October 1995. He was reappointed President and Chief Executive Officer in June 1995 following Ray M. Healy's resignation. From November 1990 to July 1992, and since August 1994, he has also served as the Company's Chief Financial Officer. From March 1995 to January 1997, he served as Corporate Secretary. From June 1984 until assuming his current position, Mr. Belden served as Vice President, Marketing of the American Electronics Association.

     Mr. Freeman, a co-founder and an original director of the Company, has served as a director since 1983 and as Assistant Secretary of the Company since 1996. In addition, he has served in other positions with the Company, including Vice President, Marketing, in 1988 and Vice President, Research and Development, from 1983 to 1987. Since 1989, Mr. Freeman has provided consulting services from time to time in addition to his duties as a director. Since 1991, Mr. Freeman has been a partner in RJ Engineering which has, from time to time, provided consulting services to the Company. Mr. Freeman also served as Chief Operating Officer of Pan Pacific Technology Group from 1989 to 1991.

     Mr. Nemeth is a graduate of the United States Naval Academy (1970) and received a Juris Doctor Degree from University of San Diego School of Law
(1983) and admitted to practice in the State of California in the same year.
In 1991, he was awarded a Master of Taxation Degree (L.L.M.) from the University of San Diego, School of Law. Mr. Nemeth is a member of the law firm of Nemeth and Coffin, LLP, Chairman of the Board of Pacific Ship Repair and serves on the board of directors of Meridian Capital Partners, Inc. He is past president of the San Diego Council of the Navy League of the United States.

BOARD MEETINGS; COMMITTEES AND COMPENSATION

     The Company's Board of Directors held one regularly scheduled meeting during 2000. For that year, no nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served. During 1999, the Board of Directors had one regular meeting. No nominee for director who served as a director during the 1999 attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he or she served. The Board of Directors has established the following Standing Committees:
Audit Committee, Compensation Committee, 1987 Non-statutory Stock Option Plan Committee, 1988 Non-statutory Stock Option Plan Committee, and 1993 Directors' Stock Option Plan Committee. There is no standing Nominating or Investment Committee.

     AUDIT COMMITTEE. Robert A. Freeman and Ronald A. Newcomb. The Audit Committee recommends for the approval of the Board of Directors the independent public accountants to be employed by the Company. The Audit Committee also reviews the results of the independent accountants and internal auditors' examinations, the accounting principles applied by the Company in financial reporting and the adequacy of internal controls. The Audit Committee has not meet since 1999

     COMPENSATION COMMITTEE.  Ronald A. Newcomb and Robert Freeman.
The Compensation Committee makes recommendations to the Board of Directors concerning the Company's various compensation programs, reviews management's compensation actions for executive officers and other key personnel.
The Compensation Committee has not met since 1996.

     1987 NON-STATUTORY STOCK OPTION COMMITTEE. John Belden and Robert Freeman. The 1987 Non-statutory Stock Option Plan Committee administers the Company's 1987 Non-statutory Stock Option Plan which provides option grants to the Company's employees and consultants who are not executive officers. The 1987 Nonstatutory Stock Option Plan Committee has not met since 1995.

     1988 NON-STATUTORY STOCK OPTION PLAN COMMITTEE. Robert A. Freeman and Ronald A. Newcomb. The 1988 Non-statutory Stock Option Plan Committee administers the Company's 1988 Non-statutory Stock Option Plan which provides option grants to the Company's executive officers. The 1988 Non-statutory Stock Option Plan Committee has not met since 1995.

     DIRECTORS' 1993 STOCK OPTION PLAN COMMITTEE. John Belden and Robert Freeman. The Directors' 1993 Stock Option Plan Committee administers the Company's Directors' 1993 Stock Option Plan which provides option grants to directors who are not otherwise employees or consultants of the Company. The Directors' 1993 Stock Option Plan Committee met one time in 1998.

                                    -  6 -
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

     Until February 1995, directors who were not otherwise paid employees or consultants of the Company received $1,000 per regular Board meeting each such director attended in person, plus, at his or her election, either (i) a $500.00 expense allowance if the director was required to travel more than 50 miles to attend the meeting, or (ii) reimbursement of such director's actual reasonable travel and lodging expenses incurred in attending the meeting. Directors who participated in regularly scheduled Board meetings by telephone received $250 per meeting and directors who participated in special telephonic board meetings received $100 if the meeting lasted thirty minutes or less or $250 if it lasted more than thirty minutes. In February 1995, the Board voted to indefinitely suspend this compensation schedule due to the Company's financial condition.

     In addition, directors who are not otherwise employees or consultants of the Company automatically receive, upon appointment to the board, an option grant of 25,000 shares under the Company's Directors' 1993 Stock Option Plan. Such grants typically carry a vesting schedule of 1/4 of the total amount of the grant per year over a period of four years.

     However, in June 1995, the Directors' 1993 Stock Option Committee approved the board's recommendation to grant the issuance of fully vested stock option grants to those directors who are not otherwise employees or consultants of the Company, at an exercise price of $0.25 per share (the closing price of the Company's Common Stock the day before the grant date) in lieu of providing compensation to such outside directors. These option grants were issued as follows: Mr. Newcomb, 25,000 shares and Mr. Freeman, 25,000 shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.


                                  PROPOSAL 2

                AMENDMENT TO RESTATED ARTICLES OF INCORPORATION


     The Company's Amended and Restated Articles of Incorporation currently authorizes it to issue 100,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock. As of April 15 2001, the Company had 7,223,390 shares of Common Stock issued and outstanding and 250,000 shares of Preferred C Stock issued and outstanding.

     The Company currently is seeking to acquire new technologies and likely would issue shares of Common Stock as consideration for rights to any such technologies. The Company believes that a one for twenty reverse split of its Common Stock is necessary to permit the Company to have sufficient authorized but unissued shares of Common Stock for future issuances and to attempt to achieve a higher share price for the Company's securities on the OTC Bulletin Board Exchange and attempt to generate and facilitate trading activity in the Common Stock. The Company also desires to have additional authorized shares for future capital raising, acquisitions and options, although there are no current plans for any such issuances. Accordingly, the Board has approved an amendment to the Company's Amended and Restated Articles of Incorporation (the "Amendment") that would provide for a one for twenty (1:20) reverse split, thereby effecting a decrease in the number of issued and outstanding shares of Common Stock from 7,223,390 to 361,170. The Amendment will make no change in the par value of the Common Stock or the Preferred Stock, or the total number of authorized shares of either Common Stock or Preferred Stock. Shareholder approval of the Amendment requires the affirmative vote of the Voting Stock of the Company.

     If adopted, the Amendment would cause the first paragraph of Article III of the Company's Amended and Restated Articles of Incorporation to read as follows:

          "This Corporation is authorized to issue two classes of shares, designated, respectively, 'Common Stock' and 'Preferred Stock.'
     The Corporation is authorized to issue 10,000,000 shares of Common Stock and 2,00,000 shares of Preferred Stock, of which 300,000 shares are designated 'Series A Preferred Stock' and 910,000 shares are designated 'Series B Preferred Stock.' The Preferred Stock may be divided into such number of additional shares as the Board of Directors may determine.
     The Board of Directors is authorized to determine and alter the designations, preferences and relative, participating, optional or other rights, including without limitation, voting rights, and the qualifications, limitations or restrictions granted to and imposed upon, the Preferred Stock, or any series thereof, and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series."

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

     Under the Company's Amended and Restated Articles of Incorporation, no shareholder is entitled to preemptive rights in respect of any future issuances of capital stock, nor do shareholders have cumulative voting rights. In addition, the Company does not presently contemplate seeking shareholder approval for any future issuances of capital stock unless required to do so by an obligation imposed by applicable law, a regulatory authority or a third party.

     If this Proposal is approved, at the conclusion of the Annual Meeting, or shortly thereafter, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be changed into the appropriate fraction of a share of the Company's newly-issued Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the conclusion of the Annual Meeting, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing their respective shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock.

     If the Reincorporation described in Proposal 4, below, is also approved and becomes effective in the State of Nevada ("Effective Date"), the Company will notify shareholders of the Reverse Stock Split and the Reincorporation, as set forth in Proposal No. 4, below. In such event, the shareholders will surrender their Old Common Stock certificates in the California OCTuS for New Common Stock certificates in the Nevada OCTuS, reflecting the 1 for 20 reverse split. Holders of Preferred Stock certificates in California OCTuS will surrender their certificates for Preferred Stock certificates in Nevada OCTuS ("New Preferred Stock").

     No certificates or scrip representing fractional share interests in the New Common Stock or New Preferred Stock will be issued, and no such fractional share interest will entitle the holder thereto to vote, or to any rights of a shareholder of the Company. Any fractional share interest will result in the adjustment of the number of shares upward to the nearest whole share. As a result of the reverse split, in no event will any shareholder own less than ten
(10) shares.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the Amendment. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth, for the fiscal years ending
December 31, 1999 and 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to
Mr. Belden, who served as Chief Executive Officer of the Company  No other officers were employed by the Company in 1995 or 1996 who earned over $100,000 in annual salary and bonuses (the "named executive officers").
                                                           LONG-TERM COMPENSATION
                                ANNUAL COMPENSATION                AWARDS
                           -----------------------------   -----------------------
                                                (E)           (F)           (G)           (H)
       (A)                  (C)      (D)       OTHER       RESTRICTED   SECURITIES    ALL OTHER
NAME AND PRINCIPAL   (B)   SALARY   BONUS      ANNUAL        STOCK      UNDERLYING   COMPENSATION
     POSITION       YEAR   ($)(1)    ($)    COMPENSATION   AWARDS($)    OPTIONS(#)      ($)(2)
-----------------   ----   ------   -----   ------------   ----------   ----------   ------------
John C. Belden      1999     0        0          0             0            0              0
  President & CEO   2000     0        0          0             0            0          7,000

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

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information with respect to the named executive officers, concerning the exercise of stock options during fiscal 1999 and 2000 and unexercised options held as of the end of fiscal 1999 and 2000.
                                               NUMBER OF
                                               SECURITIES       VALUE OF
                                               UNDERLYING      UNEXERCISED
                                               UNEXERCISED    IN-THE-MONEY
                         SHARES                OPTIONS AT      OPTIONS AT
                        ACQUIRED                FY-END(#)       FY-END($)
                           ON        VALUE    -------------   -------------
                        EXERCISE   REALIZED    EXERCISABLE/    EXERCISABLE/
     NAME        YEAR      (#)        ($)     UNEXERCISABLE   UNEXERCISABLE
--------------   ----   --------   --------   -------------   -------------
John C. Belden   2000       0          0         389,799           0/0

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT

EMPLOYMENT AGREEMENT - FORGIVENESS OF DEBT
     Effective July 17, 1996, the Board of Directors authorized and approved a two year Employment Agreement for its Chief Executive Officer, John Belden. Mr. Belden continued to serve as the Chief Executive Officer on an at-will basis after his employment agreement ended on July 17, 1998. The Company accrued wages for Mr. Belden through the end of 1998. In January 1999 the Company's activities had subsided and Mr. Belden found other employment, therefore the Company stopped accruing wages at that time. In total, the Company owed Mr. Belden $48,604 at December 31, 1998, the amount was still owed at December 31, 1999. In August 2000 Mr. Belden legally forgave the debt and a gain of $48,604 from the forgiveness of debt will be recognized for the year ending December 31, 2000. At the same time the Company agreed to retain Mr. Belden for consulting services for six months starting September 2000 at a rate of $3,500 per month. At the Company's request, Mr. Belden continues to serve as a consultant on a month-to-month basis at the rate of $ 3,500 per month.


                                  PROPOSAL 3

                            INDEPENDENT ACCOUNTANTS


     The Board of Directors has selected Stark Winter Schenkein &Co, LLP to serve as the Company's independent accountants for the 2000 fiscal year. The firm has prepared the Company's financial statements for the year ending December 31, 2000, and the Board is satisfied with the professional services rendered. Accordingly, the Board deems it advisable to retain the firm for the ensuing year.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the confirmation of the auditors set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.


                                  PROPOSAL 4

                             REDOMICILE IN NEVADA


INTRODUCTION
For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Nevada (the "Proposed Reincorporation"). Shareholders are urged to read carefully the following sections of this Proxy Statement, including the exhibit, before voting on the Proposed Reincorporation. In this discussion of the Proposed Reincorporation, the term "OCTuS California" refers to the existing California corporation and the term "OCTuS Nevada" refers to the new Nevada corporation that is the proposed successor to OCTuS California.

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

     The change in the state of incorporation of the Company from California to Nevada will be effected by the Agreement and Plan of Merger by and between OCTuS California and OCTuS Nevada, a copy of which is attached hereto as Exhibit A (the "Merger Agreement"). Pursuant to the Merger Agreement,

     OCTuS California will merge with and into OCTuS Nevada, and OCTuS Nevada, under its current Articles of Incorporation, will continue as the surviving corporation. Each outstanding share of OCTuS California Common Stock will automatically be converted into one share of OCTuS Nevada Common Stock upon the effective date of the merger. Shareholders of OCTuS California will have no dissenters' rights of appraisal with respect to the Proposed Reincorporation. See "Significant Differences Between the Corporation Laws of California and Nevada - Appraisal Rights."

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION
     Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. These laws include provisions that, in the judgment of the Company's Board of Directors, will allow the Company to better protect the interests of its shareholders in situations involving a potential change in corporate control. In addition, although many California corporations have in recent years reincorporated in Delaware, the cost of maintaining a corporation as a Nevada corporation is significantly less than for a Delaware corporation, and Nevada law provides much of the same flexibility as Delaware. Other corporations have also initially chosen Nevada for their state of incorporation or have subsequently changed their corporate domicile to Nevada in a manner similar to that proposed by the Company.

ANTI-TAKEOVER IMPLICATIONS
     Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, and provides default legal provisions that apply unless the corporation has affirmatively chosen to opt out, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Proposed Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action that affects the Company.

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company, and the authorization of preferred stock, the rights and preferences of which are determined by the Board of Directors.

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

     Certain effects of the Proposed Reincorporation may be considered to have anti-takeover implications simply by virtue of the Company being subject to Nevada law. For example, Sections 78.411 to 78.444 of the Nevada General Corporation Law, from which OCTuS Nevada does not intend to opt out, restrict certain "combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors has approved either the business combination or the transaction by which the interested stockholder became an interested stockholder prior to the time such person became an interested person. Even after the three-year period, such combinations are restricted unless certain tests are satisfied.
In responding to an unsolicited bidder, the Nevada General Corporation Law also authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of California and Nevada, see "Significant Differences Between the Corporation Laws of California and Nevada" below.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) a non negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the stock price, and equality of treatment for all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Proposed Reincorporation, such proposal may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Proposed Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so.
In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

NO CHANGE IN THE BOARD MEMBERS, BUSINESS, MANAGEMENT, OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY; CERTAIN CHANGES TO NAME AND TO EMPLOYEE PLANS
     The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The three directors who are currently the directors of OCTuS California will continue as the directors of OCTuS Nevada. All employee benefit and stock option plans of OCTuS California will be continued by OCTuS Nevada and each outstanding option to purchase shares of OCTuS California stock will automatically be converted into an option to purchase an equivalent number of shares of OCTuS Nevada stock on the same terms and subject to the same conditions. The name of the Company will remain OCTuS, Inc.

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

THE CHARTER AND BYLAWS OF OCTUS CALIFORNIA AND OCTUS NEVADA
     The provisions of the OCTuS Nevada Articles of Incorporation are similar to those of the OCTuS California Articles of Incorporation in most respects. The material changes that have been made in the OCTuS Nevada Articles of Incorporation as compared with the OCTuS California Articles of Incorporation are described below in this section or under "Significant Differences Between the Corporation Laws of California and Nevada."

Authorized Stock
     The Articles of Incorporation of OCTuS California authorize 100,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, par value $.001. The Articles of Incorporation of OCTuS Nevada authorize 100,000,000 shares of Common Stock, $.001 par value, and 2,000,000 shares of Preferred Stock, par value $.001.

Monetary Liability of Directors
     The Articles of Incorporation of OCTuS California and OCTuS Nevada both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The laws of Nevada and OCTuS Nevada's Articles of Incorporation also permit the elimination or limitation of the liability of officers of the Company. Nevada permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Indemnification
     The indemnification provisions of OCTuS California's Articles of Incorporation and Bylaws are substantially similar to those of the Articles of Incorporation and Bylaws of OCTuS Nevada, though OCTuS Nevada has placed certain of these provisions in the Articles of Incorporation rather than in the Bylaws. These provisions in OCTuS Nevada's Articles of Incorporation state that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers (of OCTuS Nevada or of a predecessor to OCTuS Nevada, or as a director, officer, employee, or agent of another enterprise at the request of the Company), and that the Company shall advance the expenses of directors and officers in advance of the final disposition of any action, suit, or proceeding upon receipt of an undertaking by the director or officer to repay the amount advanced if a court ultimately determines that the director or officer is not entitled to indemnification. Similar provisions also appear in the Bylaws of both OCTuS California and OCTuS Nevada.

     While the Bylaws of both OCTuS California and OCTuS Nevada permit the Company to obtain insurance on behalf of directors, officers, employees, and agents, OCTuS Nevada's Bylaws also permit the Company to make other financial arrangements on behalf of any such person for any liabilities or expenses incurred in such capacity. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND NEVADA
     The General Corporation Laws of California and Nevada differ in many respects. It is not practical to summarize all differences in this Proxy Statement, but the principal differences that could materially affect the rights of shareholders are discussed below.

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

Size of the Board of Directors
     Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders).
The Articles of Incorporation of OCTuS Nevada provide that the number of directors shall be as specified in the Bylaws. The ability of the Board of Directors, under Nevada law, to alter the size of the Board without stockholder approval enables the Company to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. If the Proposed Reincorporation is approved, two of the current directors of OCTuSCalifornia will continue as directors of OCTuS Nevada and the Bylaws of OCTuS Nevada will initially provide for a three-member Board of Directors.

Cumulative Voting
     California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election.

     Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights. The Articles of Incorporation of OCTuS Nevada do not provide for cumulative voting. California law permits a corporation that is listed on a national securities exchange, or that is listed on the Nasdaq National Market and has at least 800 stockholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class. OCTuS California's current Articles of Incorporation have eliminated cumulative voting.

Power to Call Special Shareholders' Meetings
     Under California law, a special meeting of shareholders may be called by
(a) the board of directors, (b) the chairman of the board, (c) the president,
(d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the bylaws. Although permitted to do so, the Bylaws of OCTuS Nevada do not eliminate the right of stockholders to call a special meeting of stockholders; instead, the Bylaws authorize the Board of Directors, the President, or the holders of at least ten percent of the outstanding capital stock to call a special meeting of stockholders. Following the Proposed Reincorporation, the Board of Directors of OCTuS Nevada could (although it has no current intention to do so) amend the Bylaws to limit or eliminate the right of stockholders to call a special meeting of stockholders. The right of the stockholders to call a special meeting is not set forth in the Articles of Incorporation of OCTuS Nevada, which may be amended only by stockholder vote or written consent, and therefore such right may be limited or eliminated by amendment of the Bylaws by the Board of Directors. Any such limitation could make it more difficult for stockholders to11 initiate action that is opposed by the Board of Directors. Such action on the part of stockholders could include the removal of an incumbent director, the election of a stockholder nominee as a director, or the implementation of a rule requiring stockholder ratification of specific defensive strategies that have been adopted by the Board of Directors with respect to unsolicited takeover bids. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action at stockholder meetings may make it more difficult to change the existing Board of Directors and management.

Elimination of Actions by Written Consent of Shareholders
     Under California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws, the Articles and Bylaws of OCTuS Nevada do not currently prohibit actions by written consent of the stockholders, although the Board of Directors could amend the Bylaws in this respect. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action by written consent may make it more difficult to change the existing Board of Directors and management.

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

Business Combinations
     In the last several years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult.

     Sections 78.411 to 78.444 of the Nevada General Corporation Law prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

     For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); the adoption of any plan of liquidation of the corporation proposed by or under any agreement, arrangement, or understanding with the interested stockholder; any reclassification, recapitalization, merger of the corporation with any of its subsidiaries, or other transaction that has the effect of increasing the proportionate ownership of the interested stockholder; or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial assistance or tax advantages provided by or through the corporation. These prohibitions also apply to affiliates and associates of the interested stockholder.

     The three-year moratorium imposed on business combinations by Sections 78.411 to 78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

     Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder;
(ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

     Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 (as the Common Stock of OCTuS Nevada would be upon consummation of the Reincorporation). A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original certificate of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote. OCTuS Nevada has not elected, and does not intend to elect, not to be governed by these Sections; therefore, Sections 78.411 to 78.444 will apply to OCTuS Nevada.

     Sections 78.411 to 78.444 should encourage any potential acquirer to negotiate with the Company's Board of Directors. These Sections also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Shareholders should note that the application of these Sections to the Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then-current market price. These Sections should also discourage certain potential acquirers unwilling to comply with their provisions.

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

Control Shares
     Nevada law further seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada General Corporation Law that an "acquiring person" shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a control shares statute.

     Under Sections 78.378 to 78.3793, a Nevada corporation may, if so provided in the articles of incorporation or bylaws of the corporation in effect on the tenth day following acquisition of a controlling interest, call for redemption of not less than all of the control shares at the average price paid for the control shares if (i) the acquiring person has not delivered an offeror's statement to the corporation within ten days after acquisition of the control shares or (ii) the other stockholders do not accord full voting rights to the control shares.

     Unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following acquisition of a controlling interest, if the control shares are accorded full voting rights and the acquiring person has acquired a majority of the voting power, then any stockholder of record who did not vote in favor of authorizing such voting rights is entitled to demand payment for the fair value of such stockholder's shares.

     Sections 78.378 to 78.3793 apply only to Nevada corporations that (i) have 200 or more stockholders, at least 100 of whom are stockholders of record and are resident in Nevada, and (ii) do business in Nevada directly or through an affiliated corporation. A corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 if, before an acquisition of a controlling interest is made, the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that these Sections do not apply. Although OCTuS Nevada has not currently elected to opt out of Sections 78.378 to 78.3793, the Company does not currently and will not as a result of the Proposed Reincorporation have 100 or more record stockholders resident in Nevada. If and until that threshold of Nevada stockholders is reached, Sections 78.378 to 78.3793 would not apply to the Company.

     To the extent such provisions were in the future to apply to the Company, Sections 78.378 to 78.3793 should, similarly to the business combination provisions discussed above, encourage any potential acquirer to negotiate with the Company's Board of Directors. These sections would also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Application of these Sections to the Company would confer upon the Board the power to reject a proposed business combination, even though a potential acquiror may be offering a substantial premium for the Company's shares over the then-current market price. These Sections would also discourage certain potential acquirers unwilling to comply with their provisions.

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Removal of Directors
     Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance. The Articles of Incorporation of OCTuS Nevada do not provide for cumulative voting, and do not specify any larger percentage for removal; therefore, two-thirds of the voting power of the class or series of stock entitled to elect a director may remove such director.

Filling Vacancies on the Board of Directors
     Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. OCTuS California's Articles of Incorporation and Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. Nevada law would thus enable the Board of Directors to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control of the Board by the shareholders of the Company between meetings.

Loans to Officers and Employees
     Under California law, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of OCTuS California authorize such loans or guarantees. These specific provisions of California law dealing with loans and guarantees would no longer apply after the Proposed Reincorporation.

Limitation of Liability and Indemnification
     California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

                                    - 16 -
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

     The Articles of Incorporation of OCTuS California eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation
(a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between15 the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

     The Articles of Incorporation of OCTuS Nevada eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve OCTuS Nevada or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

     California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise).

     Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

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     Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Each current officer and director of the Company has entered into or will enter into an indemnification agreement with OCTuS Nevada that conforms to Nevada law and includes within its purview future changes in Nevada law that expand the permissible scope of indemnification of directors and officers of Nevada corporations.

     Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be16 paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The Articles of Incorporation and the Bylaws of OCTuS Nevada provide that the Company shall indemnify directors and officers to the fullest extent permitted under Nevada law, and that the Company shall pay all expenses incurred in defending an action in advance. The Bylaws of OCTuS Nevada also permit such indemnification of and advancement of expenses to employees and agents of the Company.

     Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The Bylaws of OCTuS Nevada permit the Company to purchase and maintain insurance and make such other financial arrangements.

Inspection of Shareholder List
     California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

     Nevada law allows inspection of a stockholder list only upon five days' notice by either a person who has been a stockholder of record at least six months or a person holding, or authorized in writing by the holder of, five percent of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the stockholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the stockholder has not at any time sold or offered for sale any list of stockholders of any corporation or aided and abetted any other person for such purpose. To inspect the accounting and financial books and records of a corporation, a stockholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a stockholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its stockholders.

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     Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to17 California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. For so long as the Company continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, the Company will need to comply with California law concerning shareholder inspections.

Dividends and Repurchases of Shares
     Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

     Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     To date, the Company has not paid cash dividends on its capital stock.
In addition, the Company's bank line of credit prohibits the payment of cash dividends without the bank's consent. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and the Company does not anticipate paying cash dividends on its capital stock in the foreseeable future.

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Shareholder Voting
     Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation,
(ii) each stockholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.
With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

     California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the non-redeemable common shares of a constituent corporation may be converted only into nonredeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Nevada law does not parallel California law in this respect, under some circumstances Sections 78.411 to
78.444 (business combinations with interested stockholders) and Sections 78.378 to 78.3793 (voting rights of acquiring person's control shares) of the Nevada General Corporation Law do provide similar protection against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy or to withdraw any tendered shares. Nevada law has no comparable provision.

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Interested Director Transactions
     Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either (i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the corporation19 or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair"
(in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose. Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

Shareholder Derivative Suits
     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the stockholders similarly situated in enforcing the right of the corporation.

Appraisal Rights
     Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

     The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of OCTuS California with respect to the Proposed Reincorporation.

Dissolution
     Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors. Under Nevada law, a corporation generally may dissolve only upon the passing of a resolution by the corporation's board of directors and upon approval by the stockholders.

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Application of the General Corporation Law of California to Nevada Corporations
     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Nevada" above. An exemption from Section 2115 is provided for a corporation whose shares are listed on a major national securities exchange, or are traded on the Nasdaq National Market and has 800 or more shareholders as of the record date for its most recent annual meeting of shareholders. As OCTuS Nevada will have its shares listed and publicly traded on the OTC Bulletin Board, the Company will not qualify for the exemption from 2115 described above.

Certain Federal Income Tax Consequences
     The following is a discussion of certain federal income tax consequences to holders of OCTuS California capital stock who receive OCTuS Nevada capital stock in exchange for their OCTuS California capital stock as a result of the Proposed Reincorporation. No state, local, or foreign tax consequences are addressed herein.

     THIS DISCUSSION DOES NOT ADDRESS ALL THE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION THAT MAY BE RELEVANT TO PARTICULAR OCTUS CALIFORNIA SHAREHOLDERS, INCLUDING WITHOUT LIMITATION DEALERS IN SECURITIES, HOLDERS OF STOCK OPTIONS, AND THOSE OCTUS CALIFORNIA SHAREHOLDERS WHO ACQUIRED THEIR SHARES UPON THE EXERCISE OF STOCK OPTIONS. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes, however, that:
(a) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of OCTuS California upon receipt of capital stock of OCTuS Nevada pursuant to the Proposed Reincorporation; (c) the aggregate tax basis of the capital stock of OCTuS Nevada received by each shareholder will be the same as the aggregate tax basis of the capital stock of OCTuS California held by such shareholder as a capital asset at the time of the Proposed Reincorporation; and (d) the holding period of the capital stock of OCTuS Nevada received by each shareholder of OCTuS California will include the period for which such shareholder held the capital stock of OCTuS California surrendered in exchange therefore, provided that such OCTuS California capital stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

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     A successful IRS challenge to the tax-free status of the Proposed
Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of OCTuS California capital stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the OCTuS Nevada capital stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of OCTuS Nevada capital stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held OCTuS California capital stock. State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE PROPOSED REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS. The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and OCTuS Nevada should succeed without adjustment to the federal income tax attributes of OCTuS California.

VOTE REQUIRED FOR THE PROPOSED REINCORPORATION
     Approval of the Proposed Reincorporation, which includes approval of the Merger Agreement, requires the affirmative vote of the holders of a majority of the outstanding shares of OCTuS California Common Stock voting together as a class.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that shareholders vote FOR the re-domicile in Nevada set forth above. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company currently has been meeting its needs for cash through loans from Grupo Dynastia S. A..


                                    GENERAL

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


     Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "Commission") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock.
Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company has determined that no Reporting Persons known to it were delinquent with respect to his or her reporting obligations as set forth in Section 16(a) of the Exchange Act.

SHAREHOLDER PROPOSALS

     A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting shall be received at the Company's principal executive offices not later than July 1, 2002.

ANNUAL REPORT

     If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company's Annual Report on Form 10-KSB will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to John Belden, c/o OCTuS, Inc., 600 "B" Street 18th Floor, San Diego, CA 92101.

OTHER MATTERS

     The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

            ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN
             THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Robert A. Freeman
                                       Secretary


Dated:  ______________


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